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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported) January 6, 2003

                         Income Growth Partners, Ltd. X
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

        California                    0-18528                    33-0294177
        ----------                    -------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation               File Number)             Identification No.)

          11230 Sorrento Valley Road, Suite 220, San Diego, CA        92121
          ----------------------------------------------------        -----
               (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (858) 457-2750

           11300 Sorrento Valley Road, Suite 108, San Diego, CA 92121
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

N/A

ITEM 2. ACQUISITIONS OR DISPOSITIONS OF ASSETS.

N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

N/A

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Income Growth Partners, Ltd. X ("IGPX") has relocated its offices. Effective February 1, 2003, IGPX's new offices will be located at 11230 Sorrento Valley Road, Suite 220, San Diego, California 92121.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

N/A

ITEM 7. EXHIBITS

N/A

ITEM 8. CHANGES IN FISCAL YEAR.

N/A

ITEM 9. REGULATION FD DISCLOSURE.

N/A



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Income Growth Partners, Ltd. X
                                          a California limited partnership
                                                    (Registrant)

                                              By: Its General Partner
                                           Income Growth Management, Inc.
                                              a California corporation

Date January 6, 2003                          By: /s/ David W. Maurer
                                                  --------------------
                                             David W. Maurer, President
                                                    (Signature)*

*Print name and title of the signing officer under his signature.





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